                                                                      EXHIBIT 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus and Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the POLARIS Variable Annuity) of Anchor National Life Insurance Company, of our report dated November 7, 1997 relating to the consolidated financial statements of Anchor National Life Insurance Company, and of our report dated January 27, 1998 relating to the financial statements of Variable Separate Account (Portion Relating to the POLARIS Variable Annuity) of Anchor National Life Insurance Company, which appear in such Prospectus and Statement of Additional Information. We also consent to the references to us under the headings "Independent Accountants" and "Financial Statements" in such Prospectus and Statement of Additional Information, respectively.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
Los Angeles, California
March 19, 1998